Exhibit 99.3
REGISTRATION RIGHTS AGREEMENT
          THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of March 26, 2007 among PROLOGIS, a real estate investment trust organized under Maryland law (the “Company”), and J.P. MORGAN SECURITIES INC., MORGAN STANLEY & CO. INCORPORATED and UBS SECURITIES LLC (the “Initial Purchasers”).
          The Company and the Initial Purchasers are parties to a PURCHASE AGREEMENT, dated March 20, 2007 (the “Purchase Agreement”), which provides for (i) the sale by the Company to the Initial Purchasers of $1,100,000,000 principal amount of the Company’s 2.25% Convertible Senior Notes due 2037 (the “Firm Notes”), and (ii) the grant of an option by the Company to the Initial Purchasers to purchase up to an additional $150,000,000 principal amount of the Company’s 2.25% Convertible Senior Notes due 2037 (the “Additional Notes”), solely to cover over-allotments. The Firm Notes and the Additional Notes are hereinafter collectively referred to as the “Notes.”
          In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company has agreed to provide to the Initial Purchasers and their respective direct and indirect transferees the registration rights set forth in this Agreement.
          In consideration of the foregoing, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:
          “Additional Interest” shall have the meaning set forth in Section 2(e) hereof.
          “Advice” shall have the meaning set forth in Section 3(r).
          “Affiliate” has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.
          “Automatic Shelf Registration Statement” shall mean a Registration Statement filed by a Well-Known Seasoned Issuer which shall become effective upon filing thereof pursuant to General Instruction I.D of Form S-3, including, but not limited to, in the case of the Company, any such effective Registration Statement filed by the Company on or prior to the Closing Date.
          “Business Day” means any day other than a Saturday, a Sunday, or a day on which banking institutions in New York, New York are authorized or required by law or executive order to remain closed.
          “Closing Date” shall mean the Closing Date as defined in the Purchase Agreement.
          “Common Shares” means the shares of beneficial interest of the Company, par value $0.01 per share, initially issuable upon conversion of the Notes.

          “Company” shall have the meaning set forth in the preamble to this Agreement and also includes the Company’s successors and permitted assigns.
          “Effective Date” shall mean the date the initial Shelf Registration Statement becomes effective or, in the case of designation of an Automatic Shelf Registration Statement as the Shelf Registration Statement, the date a Prospectus is first made available thereunder for use by the Holders.
          “Effectiveness Deadline” shall mean (i) for purposes of Section 2(a)(i) hereof, the 180th day following the Issue Date, (ii) for purposes of the filing of any post-effective amendment pursuant to Section 2(a)(iii) hereof, the 30th day after the obligation to make such filing arises, (iii) for purposes of the filing of any Shelf Registration Statement pursuant to Section 2(a)(iii) hereof, the 60th day after the obligation to make such filing arises, and (iv) for purposes of any filing made pursuant to Section 2(a)(iv) hereof, the tenth Business Day after the obligation to make such filing arises.
          “Effectiveness Period” shall have the meaning set forth in Section 2(a)(iv) hereof.
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.
          “Free Writing Prospectus” means each free writing prospectus (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used by the Company in connection with the sale of the Registrable Securities.
          “Holder” shall mean each Initial Purchaser, for so long as such Initial Purchaser owns any Registrable Securities, and each of such Initial Purchaser’s respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities.
          “Indemnified Person” shall have the meaning set forth in Section 4(c) hereof.
          “Indemnifying Person” shall have the meaning set forth in Section 4(c) hereof.
          “Indenture” shall mean the Indenture dated as of March 1, 1995 between the Company and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of February 9, 2005, a Second Supplemental Indenture, dated as of November 2, 2005 the Third Supplemental Indenture, dated as of November 2, 2005, and the Fourth Supplemental Indenture, dated as of March 26, 2007.
          “Initial Purchasers” shall have the meaning set forth in the preamble to this Agreement.
          “Inspectors” shall have the meaning set forth in Section 3(m) hereof.
          “Issue Date” shall mean March 26, 2007, the date of original issuance of the Notes.

          “Issuer Free Writing Prospectus” An issuer free writing prospectus, as defined in Rule 433 under the Securities Act, and including any Permitted Free Writing Prospectus as provided in Section 7(b).
          “Majority Holders” shall mean the Holders collectively holding a majority of the aggregate principal amount of outstanding Notes or the number of outstanding Common Shares, as the context requires.
          “Notes” shall have the meaning set forth in the preamble to this Agreement.
          “Permitted Free Writing Prospectus” shall have the meaning set forth in Section 7(b) hereof.
          “Person” shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability corporation, or a government or agency or political subdivision thereof.
          “Prospectus” shall mean the prospectus included in a Shelf Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and, in each case, including all documents incorporated by reference therein.
          “Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.
          Questionnaire” shall have the meaning set forth in Section 2(a)(ii) hereof.
          “Records” shall have the meaning set forth in Section 3(m) hereof.
          “Registrable Securities” shall mean the Notes and the Common Shares; provided, however, that (i) the Notes shall cease to be Registrable Securities upon the earliest of (1) a Shelf Registration Statement with respect thereto for the resale of the Notes having been declared effective under the Securities Act and such Notes having been disposed of pursuant to such Shelf Registration Statement, (2) such Notes having become eligible to be sold without restriction as contemplated by Rule 144(k) under the Securities Act by a Person who is not an Affiliate of the Company, or (3) such Notes having ceased to be outstanding, and (ii) the Common Shares shall cease to be Registrable Securities upon the earliest of (l) a Shelf Registration Statement with respect to such Common Shares for the resale thereof having been declared effective under the Securities Act and such Common Shares having been disposed of pursuant to such Shelf Registration Statement, (2) such Common Shares having become eligible to be sold without restriction as contemplated by Rule 144(k) under the Securities Act by a Person who is not an Affiliate of the Company, or (3) such Common Shares having ceased to be outstanding.
          “Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the “NASD”) registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for all underwriters or Holders as a group in connection with blue sky qualification of any of the Registrable Securities) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, printing and distributing any Shelf Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the reasonable fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Company and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Initial Purchasers), (viii) the fees and disbursements of the independent registered public accountants of the Company, including the expenses of any “cold comfort” letters required by or incident to the performance of and compliance with this Agreement, and (vi) the reasonable fees and expenses of any special experts retained by the Company in connection with the Shelf Registration Statement.
          “SEC” shall mean the Securities and Exchange Commission.
          “Securities” shall mean the Notes and the Common Shares.
          “Securities Act” shall mean the Securities Act of 1933, as amended from time to time.
          “Shelf Registration” shall mean a registration effected pursuant to Section 2(a) hereof.
          “Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2(a) hereof which covers all of the Registrable Securities on Form S-3 or, if not then available to the Company, on another appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein.
          “Suspension Period” shall have the meaning set forth in Section 2(a)(iv).
          “Trustee” shall mean the trustee with respect to the Securities under the Indenture.
          “Well-Known Seasoned Issuer” shall have the meaning set forth in Rule 405 under the Securities Act.
     2. Registration Under the Securities Act.
          (a) Shelf Registration.
               (i) The Company shall file or cause to be filed (or otherwise designate an existing Automatic Shelf Registration Statement previously filed with the SEC, if applicable), as a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, as promptly as practicable. If the Shelf Registration Statement is not an Automatic Shelf Registration Statement, the Company shall use its reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as promptly as practicable after filing thereof, but in any event on or prior to the Effectiveness Deadline. If the Shelf Registration Statement is an Automatic Shelf Registration Statement, the Company shall use its reasonable best efforts to prepare and file a supplement to the Prospectus to cover resales of the Registrable Securities by the Holders as promptly as practicable after filing thereof, but in any event on or prior to the Effectiveness Deadline.
               (ii) Notwithstanding any other provision hereof, no Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and the Holder furnishes to the Company a fully completed notice and questionnaire in the form attached as Appendix A to the Offering Memorandum (the “Questionnaire”) and such other information in writing as the Company may reasonably request in writing for use in connection with the Shelf Registration Statement or Prospectus included therein and in any application to be filed with or under state securities laws. The Company shall issue a press release through a reputable national newswire service of its filing (or intention to designate an Automatic Shelf Registration Statement, if applicable, as) the Shelf Registration Statement and of the anticipated Effective Date thereof. In order to be named as a selling securityholder in the Prospectus at the time it is first made available for use, each Holder must furnish the completed Questionnaire and such other information that the Company may reasonably request in writing, if any, to the Company in writing no later than the tenth Business Day prior to the anticipated Effective Date as announced in the press release. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.
               (iii) From and after the Effective Date, upon receipt of a completed Questionnaire and such other information that the Company may reasonably request in writing, if any, the Company will use its reasonable best efforts to file as promptly as reasonably practicable but in any event on or prior to the tenth Business Day after the receipt by the Company of the information specified therein (or, if a Suspension Period is then in effect or initiated within five Business Days following the receipt of such information, the tenth Business Day following the end of such Suspension Period), either (i) if then permitted by the Securities Act or the rules and regulations thereunder (or then-current SEC interpretations thereof), a supplement to the Prospectus naming such Holder as a selling securityholder and containing such other information as necessary to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Securities, or (ii) if it is not then permitted under the Securities Act or the rules and regulations thereunder (or then-current SEC interpretations thereof) to name such Holder as a selling securityholder in a supplement to the Prospectus, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement as necessary for such Holder to be named as a selling securityholder in the Prospectus contained therein to permit such Holder to deliver the Prospectus to purchasers of the Holder’s Securities (subject, in the case of either clause (i) or clause (ii), to the Company’s right to suspend use of the Shelf Registration Statement as described in Section 2(a)(iv) hereof). If a post-effective amendment or additional Shelf Registration Statement is required to be filed, the Company shall use its reasonable best efforts to have such post-effective amendment or additional

Shelf Registration Statement declared effective by the SEC as promptly as practicable after filing thereof, but in any event on or prior to the Effectiveness Deadline. The Company shall not be required to file more than three supplements to the Prospectus, post-effective amendments or additional Shelf Registration Statements in any fiscal quarter for all Holders.
               (iv) The Company agrees to use its reasonable best efforts to keep the Shelf Registration Statement continuously effective and the Prospectus usable for resales until there are no Registrable Securities outstanding (the “Effectiveness Period”); provided, however, that for an aggregate of 45 days or less (whether or not consecutive) in any three-month period, and for an aggregate of 90 days or less (whether or not consecutive) in any 12-month period, the Company shall be permitted, by giving written notice to the Holders of Registrable Securities, to suspend sales thereof if the Shelf Registration Statement is no longer effective or usable for resales due to circumstances relating to pending corporate developments, public filings with the SEC and similar events, or because the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make statements therein not misleading (any period of suspension hereunder, a “Suspension Period”). The Company need not specify the nature of the event giving rise to a suspension in any notice to Holders of the existence of such a suspension. Each Holder, by its accepting of the Notes, agrees to hold any such suspension notice in response to a notice of a proposed sale in confidence. However, if the disclosure giving rise to a Suspension Period relates to a proposed or pending material business transaction, the disclosure of which the board of trustees of the Company determines in good faith would be reasonably likely to impede the Company’s ability to consummate such transaction, or would otherwise be seriously detrimental to the Company and its subsidiaries taken as whole, the Company may extend the Suspension Period from 45 days to 60 days in any three-month period or from 90 days to 120 days in any 12-month period. If any Shelf Registration Statement ceases to be effective or usable for resales by Holders for any reason (other than by reason of any such Holder’s failure to provide a Questionnaire, in which case the provisions of Section 2(a)(ii) or 2(a)(iii) hereof shall apply) at any time during the Effectiveness Period, the Company shall, subject to the proviso above relating to Suspension Periods, use its reasonable best efforts to promptly cause such Shelf Registration Statement to become effective under the Securities Act, and in any event shall, within ten Business Days of such cessation of effectiveness or usability (or if applicable after the end of the Suspension Period), (i) file with the SEC one or more supplements to the Prospectus, post-effective amendments or reports under the Exchange Act in a manner reasonably expected to obtain the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement, or (ii) file with the SEC an additional Shelf Registration Statement. If a post-effective amendment or an additional Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to (A) cause such post-effective amendment or Shelf Registration Statement to become effective under the Securities Act as promptly as practicable after such filing, but in no event later than the applicable Effectiveness Deadline, and (B) keep such post-effective amendment or Shelf Registration Statement continuously effective until the end of the Effectiveness Period.
               (v) If the Shelf Registration Statement is not an Automatic Shelf Registration Statement, the Company shall not permit any securities other than the Registrable Securities to be included in the Shelf Registration. The Company will provide to each Holder named therein a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder of the Effective Date and take such other actions as are required to permit unrestricted resales of the Registrable Securities by such Holder. The Company further agrees to supplement or amend the Shelf Registration Statement or supplement the Prospectus if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.
          (b) Listing. The Company shall use reasonable efforts to cause the Common Shares issuable upon conversion of the Notes to be listed or otherwise eligible for full trading privileges on the principal national securities exchange (currently the NYSE) on which the Common Shares are then listed, in each case not later than the date on which a Registration Statement covering such shares becomes effective or such shares are issued by the Company to a Holder, whichever is later. The Company shall use reasonable efforts to continue the listing or trading privilege for the Common Shares on such exchange. The Company shall promptly notify the Holders of, and confirm in writing, the delisting of the Common Shares by such exchange.
          (c) Expenses. The Company shall pay all Registration Expenses in connection with any Shelf Registration Statement filed pursuant to Section 2(a) hereof. The Holders shall bear all underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by the Holders, or any legal fees and expenses of counsel to the Holders and any broker/dealer or other financial intermediary or agent engaged by Holders and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.
          (d) Effective Shelf Registration Statement. If, after the Effective Date the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. The Company shall be deemed not to have used its reasonable best efforts to cause a Shelf Registration Statement to become, or to remain, effective during the requisite period if it voluntarily takes any action that would result in any such Shelf Registration Statement not being declared effective or that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities during that period, unless such action is required by applicable law or permitted by Section 2(a)(iv) hereof.
          (e) Additional Interest. In the event that:
               (i) (x) a Shelf Registration Statement is not declared effective by the SEC, or (y) if the Company shall have designated a previously filed and effective Automatic Shelf Registration Statement as the Shelf Registration Statement for purposes of this Agreement, the Company shall not have filed a supplement to the Prospectus to cover resales of the Registrable Securities by the Holders, in the case of either (x) or (y), on or prior to the Effectiveness

Deadline pursuant to Section 2(a)(i), then Additional Interest shall accrue on the principal amount of the Notes at a rate equal to 0.25% per annum for the first 90-day period from the day following such Effectiveness Deadline, and an additional 0.50% per annum for each subsequent 90-day period;
               (ii) following the Effective Date, (A) the Company fails to make any filing required pursuant to Section 2(a)(iii) hereof prior to the ten Business Day period applicable thereto, or (B) in the event such filing is a post effective amendment or additional Shelf Registration Statement, such post effective amendment or Shelf Registration Statement fails to become effective on or prior to the Effectiveness Deadline applicable thereto, then Additional Interest shall accrue on the principal amount of the Notes at a rate equal to 0.25% per annum for the first 90 day period from the day following such Effectiveness Deadline, as applicable, and thereafter at a rate per annum of 0.50% of the principal amount of the Notes;
               (iii) following the Effective Date, a Shelf Registration Statement ceases to be effective (without being succeeded immediately by an additional Shelf Registration Statement that is filed and immediately becomes effective) or usable for the offer and sale of the Registrable Securities, other than in connection with (A) a Suspension Period or (B) as a result of a requirement to file a post-effective amendment or supplement to the Prospectus to make changes to the information regarding selling securityholders or the plan of distribution provided for therein, and the Company does not cure the lapse of effectiveness or usability within ten Business Days (or, if a Suspension Period is then in effect, within ten Business Days following the expiration of such Suspension Period), then Additional Interest shall accrue on the principal amount of the Notes at a rate equal to 0.25% per annum for the first 90-day period from the day following such tenth Business Day, and an additional 0.50% per annum for each subsequent 90-day period;
               (iv) any Suspension Period or Periods, when aggregated, exceed 45 days (or, if applicable, 60 days) in any three-month period or 90 days (or, if applicable, 120 days) in any 12-month period, then, commencing with the 46th day (or, if applicable 61st day) in such three-month period or the 91st day (or, if applicable, 121st day) in such 12-month period, as the case may be, then Additional Interest shall accrue on the principal amount of the Notes at a rate equal to 0.25% per annum for the first 90-day period from the day following the 45th or 91st day, as the case may be, and an additional 0.50% per annum for each subsequent 90-day period; or
               (v) if the Company fails to name as a selling securityholder any Holder that had complied timely with its obligations hereunder in a manner to entitle such Holder to be so named in (A) any Shelf Registration Statement at the time it first becomes effective or (B) any Prospectus at the later of time of filing thereof or the time the Shelf Registration Statement of which the Prospectus forms a part becomes effective, on or before the applicable ten Business Day period and Effectiveness Deadline (but subject to the last sentence of Section 2(a)(iii) hereof) then Additional Interest will accrue on the principal amount of Notes at a rate equal to 0.25% per annum for the first 90-day period from the day following the effective date of such Shelf Registration Statement or the time of filing of such Prospectus, as the case may be, and an additional 0.50% per annum for each subsequent 90-day period;

               provided, however, that in no event shall Additional Interest accrue at a rate per annum exceeding 0.50% of the principal amount of the Notes; and provided further that Additional Interest on the principal amount of the Notes as a result thereof shall cease to accrue:
                    (1) upon the Effective Date (in the case of clause (i) above);
                    (2) upon the filing of a supplement to the Prospectus (in the case of clause (iii)(A) above) or upon the Effective Date (in the case of clause (iii)(B) above);
                    (3) upon such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of clause (iii) above);
                    (4) upon such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of clause (v) above); or
                    (5) upon the time such Holder is permitted to sell its Registrable Securities pursuant to any Shelf Registration Statement and Prospectus in accordance with applicable law (in the case of clause (v) above).
          Any amounts of Additional Interest due pursuant to Section 2(e) will be payable in cash on the next succeeding interest payment date to Holders entitled to receive such Additional Interest on the relevant record dates for the payment of interest.
          Notwithstanding any provision in this Agreement, in no event shall Additional Interest accrue to holders of Common Shares issued upon exchange of Notes. If any Note ceases to be outstanding during any period for which Additional Interest is accruing, the Company will prorate the Additional Interest payable with respect to such Note.
          (f) Specific Enforcement. Without limiting the remedies available to the Holders, the Company acknowledges that any failure by it to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company’s obligations under Section 2(a) hereof.
     3. Registration Procedures. In connection with the obligations of the Company with respect to the Shelf Registration Statement pursuant to Section 2(a) hereof, the Company shall use its best efforts to:
          (a) prepare and file with the SEC or designate a Shelf Registration Statement as prescribed by Section 2(a)(i) hereof on the appropriate form under the Securities Act, which form shall (i) be selected by the Company, (ii) be available for the sale of the Registrable Securities by the selling Holders thereof, and (iii) comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith; the Company shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective and remain effective and the Prospectus usable for resales in accordance with Section 2 hereof;
          (b) prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for the Effectiveness Period, and cause each Prospectus to be supplemented, if so determined by the Company or requested by the SEC and subject to the provisions of Section 2(a)(iv) hereof, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 and Rule 430B (or any similar provisions then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by a Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement;
          (c) (i) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary prospectus, and any amendment or supplement thereto, and any Issuer Free Writing Prospectus and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities and (ii) consent to the use of the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto or any Issuer Free Writing Prospectus;
          (d) register or qualify the Registrable Securities under all applicable state securities or “blue sky” laws of such jurisdictions by the time the applicable Shelf Registration Statement has become effective under the Securities Act as any Holder of Registrable Securities covered by a Shelf Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) subject itself to taxation in any such jurisdiction if it is not then so subject;
          (e) promptly notify each Holder of Registrable Securities who has properly submitted a Questionnaire and promptly confirm such notice in writing (i) when a Shelf Registration Statement has become effective and when any post-effective amendments thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Shelf Registration Statement, Prospectus or Issuer Free Writing Prospectus or for additional information after the Shelf Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Shelf Registration Statement or of any notice that would prevent its use or the qualification of the Registrable Securities in any jurisdiction described in Section 3(d) hereof or the initiation of any proceedings for that purpose, (iv) if, between the Effective Date and the closing of any sale of Registrable Securities covered thereby, any of the representations and warranties of the Company contained in any purchase agreement, securities sales agreement or other similar agreement cease to be true and correct in all material respects, (v) of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) of the reasonable determination of the Company that a post-effective amendment to the Shelf Registration Statement would be appropriate and (vii) when any Issuer Free Writing Prospectus includes information that may conflict with the information contained in the Shelf Registration Statement;
          (f) obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement as soon as practicable and in any event as required by Section 2 or 3 herefore, and promptly notify each Holder of the withdrawal of any such order;
          (g) furnish, upon request, to each Holder of Registrable Securities who has properly submitted a Questionnaire, without charge, at least one conformed copy of the Shelf Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);
          (h) cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to the Shelf Registration Statement;
          (i) promptly after the occurrence of any event specified in Section 3(e)(ii), 3(e)(iii), 3(e)(v) (subject to the respective grace periods set forth in Section 2(a)(iv)) or 3(e)(vi) hereof, prepare a supplement or post-effective amendment to the Shelf Registration Statement or the related Prospectus (including by means of an Issuer Free Writing Prospectus), relevant Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, none of the Shelf Registration Statement, the Prospectus or any Issuer Free Writing Prospectus will include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein (in the case of the Prospectus and any such Issuer Free Writing Prospectus, in the light of the circumstances under which they were made) not misleading; and the Company shall notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;
          (j) a reasonable time prior to the filing of any Shelf Registration Statement, any Prospectus, any amendment to a Shelf Registration Statement or amendment or supplement to a Prospectus after the initial filing of a Shelf Registration Statement, provide copies of such document to the Holders or to their counsel and make such of the representatives of the Company as shall be reasonably requested by the Holders of Registrable Securities or the Initial Purchasers on behalf of such Holders available for discussion of such document;
          (k) subject to Section 5 hereof, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and take all such other appropriate actions in connection therewith as are reasonably requested by Holders collectively holding at least 25% in aggregate principal amount or number, as the context requires, of the Registrable Securities in order to expedite or facilitate the registration or the disposition of the Registrable Securities;
          (l) in the case of an underwritten offering, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority in principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities including, but not limited to, an underwritten offering and in such connection, to the extent possible, (i) make such representations and warranties to the Holders and any underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such underwriters and their respective counsel) addressed to each selling Holder and underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in “comfort” letters in connection with underwritten offerings and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.
          (m) make reasonably available for inspection by a representative of the Holders of the Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by underwriter (collectively, the “Inspectors”), at the offices where normally kept, during the Company’s normal business hours, all financial and other records, pertinent organizational and operational documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, trustees and employees of the Company and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Shelf Registration Statement; records and information which the Company, in good faith, to be confidential and any Records and information which it notifies the Inspectors are confidential shall not be disclosed to any Inspector except where (i) the release of such Records or information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (ii) such Records or information previously has been made generally available to the public; each selling Holder of such Registrable Securities will be required to agree in writing that Records and information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such is made generally available to the public through no fault of an Inspector or a selling Holder; and each selling Holder of such Registrable Securities will be required to further agree in writing that it will, upon learning that disclosure of such Records or information is sought in a court of competent jurisdiction, or in connection with any action, suit or proceeding, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records and information deemed confidential;
          (n) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable;
          (o) cooperate with each seller of Registrable Securities covered by a Shelf Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;
          (p) if reasonably requested by any Holder of Registrable Securities covered by a Registration Statement, promptly incorporate in a prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably request to be included therein and make filings of such prospectus supplement or such post-effective amendment as required by Section 2 hereof; and
          (q) the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to it such information regarding such seller as may be required by the staff of the SEC to be included in a Shelf Registration Statement; the Company may exclude from such registration the Registrable Securities of any seller who fails to furnish such information within a reasonable time after receiving such request; and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.
          (r) Each Holder agrees that, upon receipt of a Suspension Period notification pursuant to Section 2(a)(iv) hereof, any notice from the Company of the occurrence of any event specified in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Shelf Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus or applicable Issuer Free Writing Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus or applicable Issuer Free Writing Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in such Holder’s possession, other than permanent file copies then in such Holder’s possession, of the Prospectus and any Issuer

Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice.
     4. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser and each Holder, their respective affiliates, directors and officers and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any Prospectus, any Free Writing Prospectus or any Issuer Free Writing Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, (in the case of a Prospectus, Free Writing Prospectus or Issuer Information, in the light of the circumstances under which they were made), not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser or any Holder furnished to the Company in writing through the Initial Purchasers or any selling Holder expressly for use therein. In connection with any underwritten offering permitted by Section 5, the Company will also indemnify the underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their respective affiliates and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.
          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Initial Purchasers and the other selling Holders, their respective affiliates, the partners of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company, any Initial Purchaser and any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement, any Prospectus (or any amendment or supplement thereto) or in any Free Writing Prospectus or Issuer Free Writing Prospectus.
     (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such Person (the “Indemnified Person”) shall promptly notify the Person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 4 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the

Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 4. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 4 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm (x) for any Initial Purchaser, its affiliates, directors and officers and any control Persons of such Initial Purchaser shall be designated in writing by the Initial Purchasers, (y) for any Holder, its affiliates, directors and officers and any control Persons of such Holder shall be designated in writing by the Majority Holders and (z) in all other cases shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. The Indemnified Person shall notify the Indemnifying Person promptly upon any such settlement or final judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; provided, that if it is ultimately determined that an Indemnified Person was not entitled to indemnification hereunder, such Indemnified Person shall be responsible for repaying or reimbursing such amounts to the Indemnifying Person. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (A) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Registrable Securities, on the one hand, and by the Holders from the sale of the Registrable Securities, on the other hand, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under the Purchase Agreement (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Registrable Securities on the other. The relative fault of the Company on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The Company, the Initial Purchasers and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 4, in no event shall a Holder be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
          (f) The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
          (g) The indemnity and contribution provisions contained in this Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchasers or any Holder, their respective affiliates or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company, its affiliates or the officers or directors or trustees of or any Person controlling the Company, or (iii) sale of Registrable Securities pursuant to a Shelf Registration Statement.
     5. Underwritten Registration; Participation Therein. In no event will the method of distribution of the Registrable Securities take the form of an underwritten offering without the prior written consent of the Company. No Holder may participate in an underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Securities on the basis provided in the underwriting arrangement approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents reasonably required under the terms of such underwriting arrangements.
     6. Selection of Underwriters. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the Securities covered by such Shelf Registration in an underwritten offering, subject to the provisions of Sections 3(l) and 5 hereof. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount or number, as the context requires, of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.
     7.  Miscellaneous.
          (a) Rule 144 and Rule 144A. For so long as it is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder; provided, however, that if the Company ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of its securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to a prospective purchaser as is necessary to permit sales of its securities pursuant to Rule 144A under the Securities Act, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or (iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.
          (b) Free Writing Prospectuses. Each Holder represents that is has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectuses, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Securities without prior express written consent of the Company and, in connection with any underwritten offering, the underwriters. Any such Free Writing Prospectus consented to by the Company and, if applicable, the underwriters, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and recordkeeping.
          (c) No Inconsistent Agreements. The Company has not entered into, and will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.
          (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority in aggregate principal amount or number, as the context requires, of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided that no amendment, modification or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company and the Initial Purchasers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company and the Initial Purchasers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may be given, by written agreement signed by the Initial Purchasers and the Company.
          (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers, the respective addresses set forth in the Purchase Agreement; and (ii) if to the Company, initially at the Company’s address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).
     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.
          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement, the indenture relating to the Notes or the Company’s Declaration of Trust, as amended. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.
          (g) Third Party Beneficiaries. Each Holder shall be a third party beneficiary of the agreements made hereunder among the Company and the Initial Purchasers, and the Initial Purchasers shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.
          (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
          (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
          (j) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF • NEW YORK IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE MATTERS CONTEMPLATED HEREBY, IRREVOCABLY WANES ANY DEFENSE OF LACK OF PERSONAL JURISDICTION AND IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT. EACH OF THE PARTIES HERETO IRREVOCABLY WANES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.
          (l) Securities Held by the Company or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.
          (m) No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Securities under the Securities Act.
          (n) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(Signature Page Follows)

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

PROLOGIS

By:
Name:
Title:
CONFIRMED AND ACCEPTED, as of the date first above written:
J.P. MORGAN SECURITIES INC.

By:
Name:
Title:
MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:
UBS SECURITIES LLC

By:
Name:
Title:

By:
Name:
Title:

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